UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): October 22, 2008
Artes Medical, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-33205	33-0870808

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
5870 Pacific Center Boulevard
San Diego, California 92121
(Address of Principal Executive Offices, with Zip Code)
(858) 550-9999
(Registrant’s telephone number, including area code)
n/a
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
On October 22, 2008, Artes Medical, Inc. (the “Company”) issued a press release announcing that the Company’s Board of Directors unanimously opposes the non-management proxy statement filed by H. Michael Shack and has determined that the non-management proposals are not in the best interests of the Company or its stockholders. A copy of the press release is attached as Exhibit 99.1, and is incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description
99.1	Press release, dated October 22, 2008.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.
Dated: October 22, 2008

Artes Medical, Inc.
By:	/s/ Karla R. Kelly
Karla R. Kelly
Chief Legal Officer, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release, dated October 22, 2008.